PROVISIONS	12 Months Ended
Dec. 31, 2021
Other provisions [abstract]
PROVISIONS
27 ■ Provisions

a) Provisions
	As at December 31, 2021	As at December 31, 2020
Environmental rehabilitation (“PER”)	$2,559	$2,950
Post-retirement benefits	48	43
Share-based payments	17	24
Other employee benefits	42	25
Other	102	97
	$2,768	$3,139

b) Environmental Rehabilitation
	2021	2020
At January 1	$3,081	$3,078
PERs divested during the year	(265)	(6)
Closed Sites
Impact of revisions to expected cash flows recorded in earnings	44	79
Settlements
Cash payments	(89)	(67)
Settlement gains	(6)	(3)
Accretion	18	16
Operating Sites
PER revisions in the year	(42)	1
Settlements
Cash payments	(44)	(39)
Settlement gains	(2)	(3)
Accretion	30	25
At December 31	$2,725	$3,081
Current portion (note 24)	(166)	(131)
	$2,559	$2,950

The eventual settlement of substantially all PERs estimated is expected to take place between 2022 and 2061.

The total PER has decreased in the fourth quarter of 2021 by $97 million primarily due to spending incurred during the quarter, combined with the divestment of our Lone Tree mine and changes in cost estimates at our Pascua-Lama, Lumwana and Buzwagi properties. For the year ended December 31, 2021, our PER balance decreased by $356 million primarily due to the divestment of our Lagunas Norte mine and spending incurred during the year. A 1% increase in the discount rate would result in a decrease in PER by $315 million and a 1% decrease in the discount rate would result in a decrease in PER by $nil (as the discount rate used was 0%), while holding the other assumptions constant.